UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         August 1, 2014

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    USA Truck, Inc. (the “Company”) announced today that it has entered into a separation agreement (the “Separation Agreement”) with Mr. Clifton R. Beckham regarding the conclusion of Mr. Beckham’s tenure as the Company’s Executive Vice President and Chief Financial Officer and the orderly transition of Mr. Beckham’s responsibilities. On August 1, 2014, Mr. Beckham notified the Company of his desire to conclude his relationship with the Company and transition his responsibilities.  Pursuant to the Separation Agreement, Mr. Beckham will continue to perform his normal responsibilities through September 30, 2014; Mr. Beckham and the Company may mutually agree to extend Mr. Beckham’s employment for one or more days commencing October 1, 2014 and continuing through a date not later than October 31, 2014 (any such days, collectively, the “Extension Term”); Mr. Beckham will be compensated at his usual salary through August 31, 2014; Mr. Beckham will be compensated at his usual salary plus $25,000 from September 1, 2014, through September 30, 2014; Mr. Beckham will be compensated at his usual salary plus $1,136.36 per business day during the Extension Term, if any; and Mr. Beckham will be entitled to retain the retention bonus in the amount of $75,000 paid to Mr. Beckham in April 2014 pursuant to the Company’s 2013 Management Team Retention Bonus Plan.  The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2014.

    The Company is grateful for Mr. Beckham’s numerous contributions during his many years of valuable service to the Company.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

    99.1 Press Release dated August 7, 2014.

    The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    The information in Item 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the paragraph containing cautionary forward-looking language contained in various disclosures by the Company in its news releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	August 7, 2014	/s/ John M. Simone
John M. Simone
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated August 7, 2014.